Exhibit 99.2
Barclays Capital 2009 CEO Energy/Power Conference Steve Malcolm Chairman, President & CEO

Forward-looking statements Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipates," believes," "could," "may," "should" "continues," "estimates," "expects," "forecasts," "intends," "might," "objectives," "planned," "potential," "projects," "scheduled," "will," and other similar words. These statements are based on our present intentions and our assumptions about future events and are subject to risks, uncertainties, and other factors. In addition to any assumptions, risks, uncertainties or other factors referred to specifically in connection with such statements, other factors not specifically referenced could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including the current economic slowdown and the disruption of global credit markets and the impact of these events on our customers and suppliers); the strength and financial resources of our competitors; development of alternative energy sources; the impact of operational and development hazards; costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings; our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans; changes in maintenance and construction costs; changes in the current geopolitical situation; our exposure to the credit risks of our customers; risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit; risks associated with future weather conditions; acts of terrorism, and additional risks described in our filings with the Securities and Exchange Commission. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change. Such changes in our intentions may also cause our results to differ. We disclaim any obligation to and do not intend to publicly update or revise any forward-looking statements or changes to our intentions, whether as a result of new information, future events or otherwise.

Oil and gas reserves and resource potential disclaimer The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves. We have used certain terms in this presentation such as "probable" reserves and "possible" reserves and "unrisked theoretical resource estimates" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated hydrocarbon quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with reduced levels of certainty than for proved reserves. Generally under such techniques, probable reserve estimates are more than 50% certain and possible reserve estimates are less than 50% but more than 10% certain. Unrisked theoretical resource estimates are even less certain than those for possible reserves and are not risk adjusted. Unrisked theoretical resource estimates include (i) an estimate of hydrocarbon quantities for new areas for which we do not have sufficient information to date to classify the resources as probable or even possible reserves and (ii) the amount by which we have reduced our probable and possible reserves for existing areas to take into account the reduced level of certainty of recovery of the resources. Unlike probable and possible reserves, unrisked theoretical resource estimates do not take into account the uncertainty of resource recovery and are therefore not indicative of the expected future recovery and should not be relied upon. Reference to "Resource Potential" includes proved, probable and possible reserves as well as unrisked theoretical resource estimates that might never be recoverable and are contingent on exploration success, technical improvements in drilling access, commerciality and other factors. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on Feb. 25, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Williams is a winning long-term investment Strong natural gas, NGL fundamentals + improving markets Favorably positioned to generate sharply higher earnings Substantial upside to current valuation Attractive risk / reward balance Sustained growth ahead

Natural gas, NGL market outlook strengthens Price outlook for overall natural gas market improves 2010+ Expect natural gas supply/demand balance by 1Q 2010 Today, market factors improve relative position of Rockies production; outlook favorable Basis prices improve vs. NYMEX and other markets Energy price outlook Nominal WTI prices Nominal Henry Hub prices Nominal composite bbl NGL prices Market Upper Lower 2009 55.6 60.6 50.6 2010 72.95 82.95 62.95 2011 76.15 86.15 66.15 2012 78.05 88.05 68.05 2013 79.89 89.89 69.89 2014 81.87 91.87 71.87 Market Upper Lower 2009 3.89 4.89 2.89 2010 5.45 6.45 4.45 2011 6.47 7.47 5.47 2012 6.7 7.7 5.7 2013 6.81 7.81 5.81 2014 6.94 7.94 5.94 Market Upper Lower 2009 0.76 0.62 2010 1.13 0.75 2011 1.18 0.81 2012 1.2 0.84 2013 1.22 0.86 2014 1.25 0.89 Outlook

Rapid return to significant value creation Sharply higher profitability at current forward-market prices Approaching return to record-high 2008 performance by 2011 EPS growth significantly outpaces commodity price improvement Notes: Diluted EPS - recurring after mark-to-market adjustment; based on midpoint of guidance (see Slide 16). Reflects midpoint of range of expected NGL margins per gallon: $0.34 in '09 and $0.51 in '10 and '11. Percentages reflect change from 2009 through 2011. Schedules reconciling diluted EPS - recurring after mark-to-market adjustment are provided in this presentation. Outlook

Sharply higher earnings 2009 2010 2011 Gas Pipeline 650 665 685 Midstream 575 875 1025 Exploration & Production 400 625 938 Total recurring adjusted segment profit outlook: 60%+ increase from '09 to '11 +125% +75% +5% Gas Pipeline Midstream Exploration & Production Millions Notes: Based on midpoint of guidance (see Slide 17). Percentage growth reflects change from 2009 through 2011. Schedules reconciling reported segment profit to recurring adjusted segment profit are provided in this presentation. Outlook

Planned Capital Expenditures Strong cash flows fund growth E&P MS GPL new 2009 1305 760 560 2010 1145 490 515 2011 1700 625 550 175 LIVE CHART Strength in cash flow fuels greater investment in growth Continued discipline to keep spending in line with cash Gas Pipeline Midstream E&P Millions Cash flow from continuing operations $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2009 2010 2011 Notes: Forecast amounts reflect the midpoint of guidance. See Slides 18 and 19 for more detail. Planned capital expenditures include purchases of investments. Outlook

9 Expect to invest $4B+ in growth 2009-2011 2009 Gas Pipeline Midstream Exploration & Production 2011 2010 Planned capital expenditures detail Notes: All numbers reflect midpoint of guidance. (See Slide 18.) Dollars in millions and includes purchases of investments. *Includes $57.5MM of Gas Pipeline nonrecurring maintenance expenditures. **Black line above bar indicates $175MM (guidance midpoint) for potential future projects that is unallocated. Maintenance of Facilities Expenditures to Maintain Volumes* Growth Projects 0 373 1291 GP 210 52.5 287.5 Midstream 78 38 634 E&P 80 820 375 $ Maintenance of Facilities Expenditures to Maintain Volumes Growth Projects 0 373 1291 GP 255 0 289 Midstream 36 44 529 E&P 150 800 250 $ Maintenance of Facilities Expenditures to Maintain Volumes Growth Projects** 0 373 1291 GP 238 0 326 Midstream 38 64 533 E&P 115 850 735 Growth 175 $

Williams' Piceance a value-generator Low costs Benefits of scale Opportunistic Colorado Area Shown Rio Blanco County Garfield County Williams Parachute Lateral Williams PGX Pipeline (NGL) Proposed NGL Pipeline to Overland Pass Pipeline Barcus Creek Williams Colorado Hub Connection Ryan Gulch Trail Ridge Allen Point Grand Valley / Rulison Piceance Valley Bolt-on Willow Creek Processing High returns World-class resource

Continuing to execute on our 2009 priorities Maintaining strong balance sheet and liquidity Liquidity - $600 million added in March through debt offering Investment-grade credit rating - agencies removed negative watch Driving down costs through rigorous execution and expense discipline Seeing rapid drop in many operating costs Bringing key infrastructure projects online in '09 -'10 Total investment of $1.6 billion; annual expected segment profit contribution is $250 million* Midstream - ?Blind Faith, ? Willow Creek, Paradox, Perdido Norte Gas Pipeline - Sentinel, Colorado Hub Right-sizing capital spending Cut '09 spending to $2.4 billion*; primary reduction is in commodity-sensitive business Retain flexibility Seizing opportunities Consistent with focus on spending discipline and financial strength Geographic diversity - strategic Midstream and E&P deals move us into Marcellus Shale *Midpoint of guidance.

Key takeaways Strong natural gas, NGL fundamentals + improving markets Favorably positioned to generate sharply higher earnings Substantial upside to current valuation Attractive risk / reward balance Sustained growth ahead

13 Appendix 13

The Williams Companies, Inc. / February 1, 2009 / Commodity price assumptions and financial impacts Notes: 1Oil = WTI; Natural Gas = Henry Hub. 2Dollars per gallon. 3Dollars in millions and includes purchases of investments. 4Recurring Segment Profit (shown in millions) and Diluted EPS are adjusted to remove the effect of mark-to-market accounting. $60.00 - $90.00 $4.50 - $7.00 $3.90 - $6.10 $4.05 - $6.35 12.9x - 13.3x $0.35 - $0.67 $1,900 - $2,675 $1,575 - $2,775 $0.80 - $1.90 $50.00 - $60.00 $3.80 - $4.65 $2.75 - $3.45 $3.00 - $3.70 12.9x - 13.2x $0.30 - $0.37 $2,500 - $2,750 $1,525 - $1,800 $0.75 - $0.90 2009 Guidance 2010 Guidance 2011 Guidance $65.00 - $95.00 $5.00 - $8.00 $4.35 - $6.95 $4.55 - $7.30 11.9x - 13.0x $0.38 - $0.64 $2,300 - $3,800 $1,850 - $3,450 $1.10 - $2.65 Crude Oil - WTI Natural Gas - Henry Hub - Rockies - Avg. San Juan / Mid-Continent Crude to Gas Ratio1 Average NGL Margins2 Cap Ex & Investments3 Recurring adjusted Segment Profit 4 Recurring adjusted diluted EPS 4

Economic commodity exposure 2009 2010 2011 2009 2010 2011 Consolidated Enterprise -90541 -140577 -38790 Consolidated Enterprise 56431 124739 515939 Midstream Fuel & Shrink -290440 -339212 -341262 -165769 -221556 -231552 E&P Unhedged Position 346871 463950 857201 75227 80979 192762 E&P Hedged Position 596393 534726 220000 235000 175000 70000 Production Transported out of Rockies 438626 528385 560144 * All values are undiscounted * International E&P volumes are not included * Projected E&P volumes are reduced for fuel & shrink and production taxes * NG volumes do not include exposure from WPZ (Consolidated: 2009 is 88K/day, 2010 is 90K/day, 2011 is 98K/days; Rockies:2009 is 34K/day, 2010 is 31K/day, 2011 is 48K/day) Hedges are presented in terms of notional quantity NGL volumes do not include exposure from WPZ (2009 is 24K/day, 2010 is 24K/day, 2011 is 27K/day) Consolidated Rockies 2009 2010 2011 Ethane (C2) 29403 44302 44750 Propane (C3) 12887 17193 17475 IsoButane (IC4) 3798 4383 4367 Normal Butane (NC4) 3939 4559 4744 Natural Gasoline (C5) 6956 8844 9487 NGLs

Income guidance Dollars in millions, except per-share amounts 2009 Guidance 2010 Guidance 2011 Guidance Reported Segment Profit Before MTM Adjust. Net Interest Expense General Corporate / Other / Rounding Pretax Income Provision for Income Tax Reported Income from Continuing Operations Net Income Attributable to Noncontrolling Interests Amounts Attributable to Williams: Reported Income from Continuing Operations Recurring Income from Continuing Operations Diluted EPS - Recurring Diluted EPS - Recurring After MTM Adjust. 1 $1,396 - $1,671 (560) - (610) (140) - (175) 696 - 886 (260) - (320) $436 - $566 (100) - (140) $336 - $426 $437 - $527 $0.73 - $0.88 $0.75 - $0.90 $1,595 - $2,795 (570) - (620) (140) - (170) 885 - 2,005 (315) - (690) $570 - $1,315 (80) - (165) $490 - $1,150 $490 - $1,150 $0.82 - $1.92 $0.80 - $1.90 $1,845 - $3,445 (560) - (610) (155) - (185) 1,130 - 2,650 (390) - (930) $740 - $1,720 (85) - (135) $655 - $1,585 $655 - $1,585 $1.09 - $2.64 $1.10 - $2.65 1Includes MTM adjustment. A more detailed schedule reconciling income from continuing operations to recurring income from continuing operations after mark-to-market adjustments is provided in this presentation.

Exploration & Production Midstream Gas Pipeline Gas Marketing 1 Total Recurring Before MTM Adj. 2 MTM Adjustment Total Recurring After MTM Adj. 2 Gas Marketing After MTM Adj. 1 Recurring segment profit guidance Notes: If guidance has changed, previous guidance from 8/6/09 is shown in italics directly below. 1Includes losses on certain contracts related to former Power segment and excludes any gains or losses associated with the exit of legacy positions. 2Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units. Additionally, corporate and other is not presented separately but is included in the total. A more detailed schedule reconciling reported segment profit to recurring segment profit is provided in this presentation. Dollars in millions 2009 Guidance 2010 Guidance 2011 Guidance $375 - $450 475 - 700 630 - 670 (40) - 0 $1,505 - $1,780 20 $1,525 - $1,800 ($20) - $20 $325 - $925 625 - 1,175 640 - 690 (20) - 20 $1,595 - $2,795 (20) $1,575 - $2,775 ($40) - $0 $375 - $1,500 800 - 1,250 675 - 725 (40) - 0 $1,845 - $3,445 5 $1,850 - $3,450 ($35) - $5 350 450 1,455 1,475

Capital expenditures guidance Notes: If guidance has changed, previous guidance from 8/6/09 is shown in italics directly below. Sum of ranges for each business line does not necessarily match total range. Includes purchases of investments. 1 Includes $275MM Piceance Valley bolt-on acquisition. 2Indicates capital available for reinvestment. Exploration & Production Midstream Gas Pipeline Other/Corporate Potential Future Projects - unallocated Total $1,225 - $1,325 725 - 775 525 - 575 25 - 50 - $2,500 - $2,750 Dollars in millions 2009 Guidance 2010 Guidance 2011 Guidance $1,000 - $1,400 400 - 650 500 - 600 10 - 30 - $1,900 - $2,675 $1,300 - $2,100 525 - 725 500 - 600 10 - 30 0 - 350 $2,300 - $3,800 950 - 1,050 1 2 2,225 - 2,475

Cash flow and liquidity guidance Notes: Sum of individual line items does not necessarily match total range. 1Capital Expenditures include purchases of investments. 2009 numbers are midpoint of guidance range. 2Cash and cash equivalents reduced for international subsidiaries and certain domestic or margin deposits held on behalf of counterparties. 3Includes $148MM distribution from Gulfstream. 4In October 2010, $700MM synthetic letter of credit facilities will expire. Dollars in millions 2009 Guidance 2010 Guidance 2011 Guidance

Piceance bolt-on: Typical well economics Development cost Development cost Drill & Complete ($ in millions) $1.5 Reserves (Bcf) 1.6 Drilling & Completion Cost $1.15 Working Interest 63% Royalty (8/8ths) 18% NRI 51% Illustrative economics Illustrative economics NYMEX Gas Price assumption $6.00 Location Diff./Transport/1155 btu -0.38 Net Realized Price 5.62 Production Taxes -0.34 Lifting Cost -0.20 Net Cash Flow 5.08 Drilling & Completion Cost -1.15 Land/Seismic/Infrastructure -0.35 Net Cash Margin $3.58 Pre-tax IRR After-tax IRR Drilling Only 58% 54% With Land/Seismic/Infrastructure 37% 33% 30+ yrs.

21 21 Non-GAAP Reconciliation Schedules

22 Non-GAAP Disclaimer This presentation includes certain financial measures, recurring earnings and recurring segment profit, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. Recurring earnings and recurring segment profit exclude items of income or loss that the company characterizes as unrepresentative of its ongoing operations. Both measures provide investors meaningful insight into the Company's results from ongoing operations. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company's assets and the cash that the business is generating. Neither recurring earnings nor recurring segment profit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles. Certain financial information in this presentation is also shown including Gas Marketing Services mark-to-market adjustments. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses the mark-to-market adjustments to better reflect Gas Marketing's results on a basis that is more consistent with Gas Marketing's portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to Gas Marketing Services' derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since derivative assets and liabilities do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for the Gas Marketing segment but does not substitute for actual cash flows. We also apply the mark-to-market adjustment and the recurring adjustments to present a measure referred to as recurring income from continuing operations after mark-to-market adjustments.

23 Non-GAAP Reconciliation Schedule Non-GAAP Reconciliation

24 Non-GAAP Reconciliation Schedule - Recurring Segment Profit Non-GAAP Reconciliation

25 Non-GAAP Reconciliation Schedule - EPS after MTM adjustment Non-GAAP Reconciliation Note: All amounts attributable to Williams. Amounts have been recast to reflect certain Venezuela operations as discontinued operations.

26 2009 Forecast Guidance Contribution Income from Continuing Operations: Non-Recurring Items (Pretax) Less Taxes Non-Recurring After Tax Recurring Income from Cont. Ops Recurring EPS Mark-to-Market Adjustment (Pretax) Less Taxes @ 39% Mark-to-Market Adjust. After Tax Inc. from Cont. Ops after MTM Adj. Inc. from Cont. Ops after MTM Adj. EPS $336 - 426 115 14 101 437 - 527 $0.73 - $0.88 20 8 12 449 - 539 $0.75 - $0.90 Non-GAAP Reconciliation Dollars in millions, except per-share amounts 2009 Note: All amounts attributable to Williams; Diluted EPS.

2009 Forecast Segment Contribution Reported Segment Profit DD&A Seg. Profit Before DDA General Corporate & Other Net Income Attributable to Noncontrolling Interests Rounding TOTAL 1Segment Profit is prior to MTM adjustments. 2Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units 3Includes impairments and write-offs associated with Venezuelan operations of $68 million Additionally, corporate and other is not forecast separately but is included in the total guidance. $(40) - 0 0 $(40) - 0 $630 - 670 325 - 345 $955 - 1,015 $335 - 410 800 - 900 $1,135 - 1,310 $406 - 631 3 225 - 235 $631 - 866 $1,396 - 1,671 2 1,390 - 1,490 2 $2,786 - 3,161 2 (140) - (175) (100) - (140) 4 $2,550 - 2,850 2 Dollars in millions E&P Midstream Gas Pipeline Gas Mktg 1 Total Non-GAAP Reconciliation

28 2010 - 2011 Forecast Guidance Contribution Income from Continuing Operations: Non-Recurring Items (Pretax) Less Taxes Non-Recurring After Tax Recurring Income from Cont. Ops Recurring EPS Mark-to-Market Adjustment (Pretax) Less Taxes @ 39% Mark-to-Market Adjust. After Tax Inc. from Cont. Ops after MTM Adj. Inc. from Cont. Ops after MTM Adj. EPS $490 - 1,150 - - - 490 - 1,150 $0.82 - $1.92 (20) (8) (12) 478 - 1,138 $0.80 - $1.90 Non-GAAP Reconciliation Note: All amounts attributable to Williams; Diluted EPS. Dollars in millions, except per-share amounts 2010 2011 $655 - 1,585 - - - 655 - 1,585 $1.09 - $2.64 5 2 3 658 - 1,588 $1.10 - $2.65

2010 Forecast Segment Contribution Reported Segment Profit DD&A Seg. Profit Before DDA General Corporate & Other Net Income Attributable to Noncontrolling Interests Rounding TOTAL 1Segment Profit is prior to MTM adjustments. 2Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units. Additionally, corporate and other is not forecast separately but is included in the total guidance. $(20) - 20 0 $(20) - 20 $640 - 690 340 - 360 $980 - 1,050 $325 - 925 850 - 950 $1,175 - 1,875 $625 - 1,175 240 - 260 $865 - 1,435 $1,595 - 2,795 2 1,460 - 1,560 2 $3,055 - 4,355 2 (140) - (170) (80) - (165) (35) - (20) $2,800 - 4,000 2 Dollars in millions E&P Midstream Gas Pipeline Gas Mktg 1 Total Non-GAAP Reconciliation

2011 Forecast Segment Contribution Reported Segment Profit DD&A Seg. Profit Before DDA General Corporate & Other Net Income Attributable to Noncontrolling Interests Rounding TOTAL 1Segment Profit is prior to MTM adjustments. 2Sum of the ranges for the business units does not match the consolidated total due to the offsetting effect of natural gas prices within our business units. Additionally, corporate and other is not forecast separately but is included in the total guidance. $(40) - 0 0 $(40) - 0 $675 - 725 350 - 370 $1,025 - 1,095 $375 - 1,500 950 - 1,050 $1,325 - 2,550 $800 - 1,250 260 - 280 $1,060 - 1,530 $1,845 - 3,445 2 1,610 - 1,710 2 $3,455 - 5,155 2 (155) - (185) (85) - (135) (15) - 15 $3,200 - 4,850 2 Dollars in millions E&P Midstream Gas Pipeline Gas Mktg 1 Total Non-GAAP Reconciliation

2009 Forecast Guidance - Reported to Recurring 1See detail of Nonrecurring items on Slide 23 2Includes MTM adjustment - see Slide 17 for guidance A more detailed schedule reconciling income from continuing operations to recurring income from continuing operations after mark-to-market adjustments is provided in this presentation. Dollars in millions, except per-share amounts Segment Profit Before MTM Adjust. Net Interest Expense General Corporate / Other / Rounding Pretax Income Provision for Income Tax Income from Continuing Operations Net Income Attributable to Noncontrolling Interests Amounts Attributable to Williams: Income from Continuing Operations Diluted EPS Diluted EPS After MTM Adjust. 2 Reported Low - High Nonrecurring Items 1 Recurring Low - High Revised Guidance $1,396 - $1,671 (560) - (610) (140) - (175) 696 - 886 (260) - (320) $436 - $566 (100) - (140) $336 - $426 $0.56 - $0.71 $0.58 - $0.73 $109 - 6 115 (14) 101 - $101 $1,505 - $1,780 (560) - (610) (134) - (169) 811 - 1,001 (274) - (334) $537 - $667 (100) - (140) $437 - $527 $0.73 - $0.88 $0.75 - $0.90 Non-GAAP Reconciliation

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